UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2005 (May 5, 2006)

GLOBALSANTAFE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	1-14634	98-0108989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15375 Memorial Drive	77079-4141
Houston, Texas (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 925-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 5, 2006, GlobalSantaFe Corporation provided Institutional Shareholder Services the letter attached hereto as Exhibit 99.1.

Item 9. 01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Letter dated May 5, 2006, from GlobalSantaFe Corporation to Institutional Shareholder Services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

By:	/s/ Alexander A. Krezel
Alexander A. Krezel
Vice President, Secretary and
Associate General Counsel

Date: May 8, 2006

EXHIBIT INDEX

No.	Description

99.1	Letter dated May 5, 2006, from GlobalSantaFe Corporation to Institutional Shareholder Services.

4